The Advisors’ Inner Circle Fund II (the “Trust”)

Westfield Capital Dividend Growth Fund (the “Fund”)

Supplement dated March 3, 2022

to the Fund’s Prospectus (the “Prospectus”)

and Statement of Additional Information (the “SAI”),

each dated March 1, 2022

This supplement provides new and additional information beyond that contained in the Prospectus and SAI, and should be read in conjunction with the Prospectus and SAI.

The Board of Trustees of the Trust (the “Board”) has approved an agreement and plan of reorganization providing for the reorganization (the “Reorganization”) of the Fund into the Harbor Dividend Growth Leaders ETF (the “Acquiring Fund”), a newly-created series of Harbor ETF Trust that will operate as an exchange-traded fund (“ETF”).

The Acquiring Fund and the Fund are expected to have the same investment objectives and substantially similar principal investment strategies, investment policies and principal risks. Following the closing of the Reorganization, Westfield Capital Management Company, L.P. (“Westfield”), the current investment adviser to the Fund, is expected to serve as the sub-adviser to the Acquiring Fund with Harbor Capital Advisors, Inc. (“Harbor”) serving as the investment adviser. Additionally, the Acquiring Fund is expected to be managed by the same portfolio management team at Westfield that currently manages the Fund. The Reorganization is intended to be tax-free, meaning that the Fund’s shareholders will become shareholders of the Acquiring Fund without realizing any gain or loss for U.S. federal income tax purposes (except with respect to cash received in lieu of fractional shares of the Acquiring Fund, as explained below).

It is expected that, effective on or about May 17, 2022 (the “Conversion Date”), the Fund will automatically convert its outstanding Investor Class Shares to Institutional Class Shares. After the Conversion Date, Investor Class Shares will no longer be offered by the Fund and will be terminated as a separately designated class of the Fund. The automatic conversion of the Fund’s Investor Class Shares into Institutional Class Shares on the Conversion Date is not expected to be a taxable event for federal income tax purposes or to result in the recognition of gain or loss by converting shareholders, although shareholders should consult their own tax advisors. The fees and expenses of Institutional Class Shares, which are set forth in the Prospectus and SAI, do not include the 0.25% shareholder servicing fee payable with respect to Investor Class Shares.

In connection with the closing of the Reorganization, Fund shareholders will receive ETF shares of the Acquiring Fund. The net asset value of a shareholder’s investment is not expected to change as a result of the Reorganization. For any fractional shares of the Fund owned by a shareholder, such shareholder shall receive a cash payment in lieu of fractional shares of the Acquiring Fund, which cash payment may be taxable.

The Reorganization is subject to shareholder approval, though no shareholder action is necessary at this time. Shareholders of record of the Fund on or about March 15, 2022, will receive a proxy statement/prospectus that contains important information about the Reorganization and the Acquiring Fund, including information about investment strategies and risks, fees and expenses.

Westfield believes that the Reorganization will result in lower fees and expenses for shareholders, among other potential benefits. If shareholders approve the Reorganization and other closing conditions are met, the Reorganization is anticipated to close on or about May 20, 2022 (the “Closing Date”). The Closing Date may be moved to a different date without prior notice to shareholders. Shareholders may continue to purchase Fund shares until approximately three business days before the Closing Date and may continue to redeem Fund shares until approximately one business day before the Closing Date.

Importantly, in order to receive shares of the Acquiring Fund as part of the Reorganization, Fund shareholders must hold their shares of the Fund through a brokerage account eligible to hold and trade shares of an ETF.

•	Shareholders holding shares directly with the Fund should call the Fund at 1-866-454-0738 to discuss the process of transferring shares to a brokerage account that permits investment in ETF shares.
•	Shareholders holding shares in a brokerage account that does not permit investment in ETF shares should contact their financial intermediary to establish a brokerage account that permits investment in ETF shares.
•	Shareholders holding shares through an individual retirement account or group retirement plan whose plan sponsor does not have the ability to hold shares of an ETF on its platform may need to redeem their shares or have their shares transferred to another investment option before the Reorganization. These shareholders should contact their plan sponsor or other applicable financial intermediary.
•	No further action is required for Fund shareholders that hold shares of the Fund through a brokerage account that can hold shares of an ETF.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Fund or the Acquiring Fund, nor is it a solicitation of any proxy. When it is available, please read the proxy statement/prospectus carefully before making any decision to invest or when considering the Reorganization. The proxy statement/prospectus will be available for free on the SEC’s website (www.sec.gov).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WCM-SK-005-0100

2